                           SCHEDULE 14A (Rule 14a - 101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                           of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          EXCEL COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

              [LOGO OF EXCEL COMMUNICATIONS, INC. APPEARS HERE]

                         8750 NORTH CENTRAL EXPRESSWAY
                                  SUITE 2000
                              DALLAS, TEXAS 75231

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                  Dallas, Texas
                                                                 March 28, 1997

To Our Stockholders:

  Notice is hereby given that the 1997 Annual Meeting of the stockholders of EXCEL Communications, Inc., a Delaware corporation (the "Company" or "EXCEL"), will be held on Thursday, May 15, 1997, at 10:00 a.m. local time, at the Wyndham Anatole Hotel, 2201 Stemmons Freeway, Dallas, Texas, for the following purposes:

  1. To elect four (4) directors for the ensuing year and until their successors are duly elected and qualified;

  2. To consider and approve the EXCEL Communications, Inc. 1997 Director Stock Option Plan;

  3. To consider and approve the EXCEL Communications, Inc. Director Stock Option Agreement with Ronald A. McDougall; and

  4. To transact such other business as properly may come before the meeting or any adjournment thereof.

  Stockholders of record at the close of business on March 17, 1997, will be entitled to receive notice of, and to vote at the Meeting. Please note that attendance at the Meeting will be limited to stockholders of EXCEL Communications, Inc. as of the record date (or their authorized representatives). If your shares are held by a bank or broker, please bring to the meeting your bank or broker statement evidencing your beneficial ownership of EXCEL stock. A complete list of stockholders entitled to vote at the meeting will be maintained in the Company's offices at 8750 North Central Expressway, Suite 2000, Dallas, Texas 75231 for ten (10) days prior to the meeting and will be open to the examination of any stockholders during ordinary business hours of the Company.

  Please advise the Company's Transfer Agent, Bank of Boston, c/o Boston Equiserve, LP, P.O. Box 8040, Boston, Massachusetts 02266-8040 of any changes in your address.

  WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE PROMPTLY MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ADDRESSED ENVELOPE. STOCKHOLDERS WHO DECIDE TO ATTEND THE MEETING MAY REVOKE THEIR PROXIES PRIOR TO THE MEETING AND VOTE IN PERSON EVEN IF HE OR SHE PREVIOUSLY RETURNED A PROXY.

                                       By Order of the Board of Directors

                                  [SIGNATURE OF JOHN J. MCLAINE APPEARS HERE]
                                       John J. McLaine
                                       Secretary

                          EXCEL COMMUNICATIONS, INC.
                         8750 NORTH CENTRAL EXPRESSWAY
                                  SUITE 2000
                              DALLAS, TEXAS 75231

                               ----------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 15, 1997
                               ----------------

                            SOLICITATION OF PROXIES

                              GENERAL INFORMATION

  The enclosed proxy is solicited by the Board of Directors of EXCEL Communications, Inc., a Delaware corporation ("EXCEL" or the "Company"), for use at the 1997 Annual Meeting of the Company's stockholders (the "Annual Meeting" or "Meeting"), to be held at the Wyndham Anatole Hotel, 2201 Stemmons Freeway, Dallas, Texas, on Thursday, May 15, 1997, at 10:00 a.m. local time and at any adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting. Whether or not you expect to attend the Meeting in person, please return your executed proxy card in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. It is anticipated that the first mailing of proxy statements and accompanying proxies to stockholders will occur on March 28, 1997. The Company's annual report for the fiscal year ended December 31, 1996 is being mailed to all stockholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the soliciting materials.

RECORD DATE; OUTSTANDING SHARES

  Only stockholders of record at the close of business on March 17, 1997 (the "Record Date") are entitled to receive notice of and to vote at the Meeting. The outstanding voting securities of the Company as of such date consisted of 108,800,000 shares of common stock, par value $.001 per share (the "Common Stock"). The Company has no other class of stock outstanding. For information regarding holders of more than 5% of the outstanding Common Stock, see "Election of Directors--Security Ownership of Certain Beneficial Owners and Management."

REVOCABILITY OF PROXIES

  The enclosed proxy is revocable at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. If a person who has executed and returned a proxy is present at the Meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy.

VOTING AND SOLICITATION

  Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the Meeting. Each stockholder will be entitled to vote for four (4) nominees in the election of directors, and the four (4) nominees with the greatest number of votes will be elected. There are no cumulative voting rights. All other action proposed may be taken upon the affirmative vote of a majority of the votes cast by the stockholders requested at the Annual Meeting, provided a quorum is constituted.

  The cost of this solicitation will be borne by the Company. The Company will reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material and the annual report to beneficial owners. Proxies may be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally, by telephone, by facsimile or by telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

  The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST", or "WITHHELD FROM" a matter are treated as being present at the Meeting for purposes of establishing a quorum and will be included in determining the number of shares that are represented and voted at the Annual Meeting (the "Votes Cast") with respect to such matter.

  With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Directors will be elected by plurality vote. Therefore, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may not be specified with respect to the election of directors. With respect to the other items to be voted upon, abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Accordingly, abstentions will have the same effect as a vote against a proposal.

  Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal and, therefore, will have no effect on the outcome of the vote.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

  Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company, addressed to John J. McLaine, Secretary, EXCEL Communications, Inc., 8750 North Central Expressway, Suite 2000, Dallas, Texas 75231 no later than November 28, 1997 so that they may be included in the proxy statement and form of proxy relating to the 1998 meeting. Such proposals must comply with the requirements of Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  With respect to business to be brought before the Annual Meeting to be held on May 15, 1997, the Company has not received any notices from stockholders that the Company is required to include in this Proxy Statement.

INDEPENDENT PUBLIC ACCOUNTANTS

  Arthur Andersen LLP served as the Company's independent public accountants for the fiscal year ended December 31, 1996 and is serving in such capacity for the current fiscal year. The appointment of independent public accountants is made annually by the Board of Directors. The decision of the Board of Directors is based on the recommendation of the audit committee, which reviews both the audit scope and estimated audit fees. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions of stockholders.

REPORT ON FORM 10-K

  A copy of the Company's Report on Form 10-K for the period ended December 31, 1996, filed with the Securities and Exchange Commission (including related financial statements and schedules) will be provided by the Company to stockholders without charge, upon written request to Investor Relations, ATTN:
Mary Bell, EXCEL Communications, Inc., 8750 North Central Expressway, Suite 2000, Dallas, Texas 75231.

OTHER BUSINESS

  The Company knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the Meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their best judgment.

                        ACTION TO BE TAKEN UNDER PROXY

  SHARES WILL BE VOTED AS INSTRUCTED IN THE ACCOMPANYING PROXY ON EACH MATTER SUBMITTED TO THE VOTE OF STOCKHOLDERS. IF ANY DULY EXECUTED PROXY IS RETURNED WITHOUT VOTING INSTRUCTIONS, THE PERSONS NAMED AS PROXIES THEREON INTEND TO VOTE ALL SHARES REPRESENTED BY SUCH PROXY AS FOLLOWS:

  1) FOR the election of the four (4) directors nominated by the Board of Directors for the ensuing year and until their successors are duly elected and qualified;

  2) FOR the proposal to adopt the EXCEL Communications, Inc. 1997 Director Stock Option Plan pursuant to which options to acquire up to 400,000 shares of Common Stock may be granted to non-employee directors of the Company;

  3) FOR the proposal to adopt the EXCEL Communications, Inc. Director Stock Option Agreement with Ronald A. McDougall pursuant to which Mr. McDougall was granted options to acquire 20,000 shares of Common Stock;

  4) at the discretion of the proxy holders with regard to any other business that may properly come before the Annual Meeting or any adjournment thereof. The directors do not know of any such other matters or business at this time.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

  A Board of four (4) directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's four (4) nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. In the event that any of the nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. All nominees have indicated their willingness to serve if elected. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders and until his successor has been duly elected and qualified.

VOTE REQUIRED

  Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting of the stockholders at which a quorum of the voting group involved is present. A majority of the votes entitled to be cast in the election by the voting group constitutes a quorum of that voting group for the election. The four (4) nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors. Each outstanding share of Common Stock is entitled to one vote in the election. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED HEREIN. UNLESS INDICATED OTHERWISE BY YOUR PROXY VOTE, THE SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF SUCH NOMINEES.

  The following information sets forth as of the Record Date, the name, age, principal occupation, or employment during the last five years, memberships on committees of the Board of Directors and directorships in other publicly held companies:

NAME                            AGE POSITION
----                            --- --------
Kenny A. Troutt................  49 Chief Executive Officer, President,
                                    Chairman of the Board, and Director
                                    of the Company
Stephen R. Smith...............  52 Executive Vice President of Marketing and
                                    Director of the Company
John J. McLaine................  47 Executive Vice President, Chief Financial
                                    Officer, Secretary, and Director of the
                                    Company
Ronald A. McDougall............  54 Director of the Company, Member of the
                                    Compensation Committee of the Board, and
                                    Chairman of the Audit Committee of the Board

  KENNY A. TROUTT, 49, Chief Executive Officer, President, Chairman of the Board, Director and the founder of the Company, has served as President and a director of the Company since the Company's formation in 1988. In January 1991, Mr. Troutt was elected as Chairman of the Board of the Company and, in July 1995, he was elected as Chief Executive Officer of the Company. Mr. Troutt served as Secretary and Treasurer of the Company from December 1988 until July 1995. Prior to 1988, Mr. Troutt served as President of SunTex Resources, Inc., an oil and gas exploration company located in Dallas, Texas, which he founded in 1982. In 1970, Mr. Troutt founded Kenny Troutt Construction, a construction company located in Omaha, Nebraska, and served as its sole manager until 1982. Mr. Troutt is a graduate of Southern Illinois University.

  STEPHEN R. SMITH, 52, Executive Vice President of Marketing and Director, served the Company as an independent consultant from January 1989 until January 1996. Mr. Smith was elected as Executive Vice President and a director of the Company in July 1995. Mr. Smith was elected as Executive Vice President of Marketing of the Company in January 1996 and became an employee of the Company in February 1996. Mr. Smith helped to develop the Company's network marketing system. From 1984 through 1988, Mr. Smith served as an independent representative and consultant for various network marketing organizations, including Coastal Telephone, a regional long distance company, and Netcom Information Systems, a voice mail company.

  JOHN J. MCLAINE, 47, Executive Vice President, Chief Financial Officer, Secretary, and Director, has served as Chief Financial Officer since August 1994. In July 1995, Mr. McLaine was elected as Secretary and a director of the Company, and in January 1996, he was formally elected as Executive Vice President and Chief Financial Officer of the Company. Mr. McLaine served as Vice President and Treasurer of the Company from July 1995 until January 1996. Prior to August 1994, Mr. McLaine served as President of McLaine Associates, Inc., a consulting firm providing consulting services with respect to mergers and acquisitions and business turnarounds, which he founded in 1990. From June 1991 until September 1992, Mr. McLaine provided services to, and served as Chairman of the Board and Chief Executive Officer of, HPC Laboratories, Inc. and its subsidiary Hunt Products Company, Inc., which were clients of McLaine Associates, Inc. Hunt Products Company was a distributor of private label personal care products. After Mr. McLaine's resignation, a change of control of such companies occurred and, in February 1994, the subsidiary company was put into involuntary bankruptcy. From 1989 until 1990, Mr. McLaine served as the Chief Financial Officer and President of International Operations for Pearle Vision, Inc., a retail optical chain. Prior to 1989, Mr. McLaine served as Vice President of Finance and Control for American National Can Company, an international packaging company. Mr. McLaine holds an MBA from DePaul University and a BS degree from the University of Scranton and is a Certified Public Accountant.

  RONALD A. MCDOUGALL, 54, Director, Chairman of the Audit Committee of the Board, and Member of the Compensation Committee of the Board, has served as a member of the Board of Directors, a member of the Compensation Committee of the Board, and the Chairman of the Audit Committee of the Board since
August 1996. Mr. McDougall has served as President and Chief Executive Officer of Brinker International, Inc., a publicly-held company engaged in the casual dining segment of the restaurant business throughout the world, since June 1995, having formerly held the office of President and Chief Operating Officer since 1986. Mr. McDougall joined Brinker International, Inc. in 1983 and served as Executive Vice President-Marketing and Strategic Development until his promotion to President in 1986. Prior to joining Brinker International, Inc., Mr. McDougall held senior management positions at Proctor and Gamble, Sara Lee, The Pillsbury Company, and S&A Restaurant Corp. Mr. McDougall has served as a member of the Board of Directors of Brinker International, Inc. since September 1983 and is a member of the Executive and Nominating Committees of Brinker International, Inc.

  Pursuant to its listing agreement with the New York Stock Exchange, the Company is required to appoint a second outside director within one year after the Company's initial public offering (which was completed in May 1996). The Company has received an extension of this requirement and intends to appoint the second outside director no later than July 1, 1997. This director will be elected by the Board of Directors and will serve until the next annual meeting of stockholders (which will be the Company's 1998 Annual Meeting of Stockholders) and until his successor is duly elected and qualified.

                   INFORMATION CONCERNING BOARD OF DIRECTORS

MEETINGS OF THE BOARD OF DIRECTORS OF THE COMPANY

  During 1996, the Board of Directors held no meetings, but rather took action through unanimous written consents in lieu of meetings of the Board of Directors on sixteen (16) occasions. In January 1997, the Board held a special meeting at which all directors were in attendance.

  Prior to the initial public offering of the Company's Common Stock in May 1996, the Company had no formal audit, nominating, or compensation committee of the Board of Directors. All such functions were performed by the entire Board of Directors, which, in 1996, consisted of Kenny A. Troutt, Stephen R. Smith, and John J. McLaine. In August 1996, the Board elected Ronald A. McDougall as a director and appointed him as a member of the Compensation Committee and as Chairman of the Audit Committee.

COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

  The Board of Directors has a standing Audit Committee consisting of Ronald
A. McDougall. During 1996, the Audit Committee held no meetings, and the Audit Committee met on one occasion in January 1997. The Audit Committee performs the following functions: (a) review of periodic financial statements, (b) communication with independent accountants, (c) review of the Company's internal accounting controls, and (d) recommendation to the Board of Directors as to the selection of independent accountants.

  The Board of Directors has a standing Compensation Committee consisting of Ronald A. McDougall. The Compensation Committee held no meetings during 1996, and met on one occasion in January 1997. The duties of the Compensation Committee are as follows: (a) to review and recommend to the Board of Directors the annual salary, fees, bonuses, and other benefits of the directors, officers, and employees of the Company and the Company's subsidiaries; and (b) to review and submit to the Board of Directors recommendations concerning compensation, stock plans, and other benefits for the Company's directors, officers, and employees and expense account policies.

COMPENSATION OF DIRECTORS

  Currently, the Company's policy is not to pay compensation to directors who are also employees of the Company, but such employee directors are reimbursed by the Company for expenses incurred in attending meetings of the Board of Directors or any Committees thereof. Ronald A. McDougall entered into a stock option agreement with the Company in August 1996, pursuant to which he received a non-qualified stock option to acquire 20,000 shares of Common Stock, subject to vesting requirements. Further, Mr. McDougall and all non-employee directors elected in the future will be eligible to participate in the EXCEL Communications, Inc. 1997 Director Stock Option Plan, pursuant to which each will be eligible to receive non-qualified stock options. See "Proposal No. 3--EXCEL Communications, Inc. Director Stock Option Agreement with Ronald A. McDougall" and "Proposal No. 2--EXCEL Communications, Inc. 1997 Director Stock Option Plan."

  Ronald A. McDougall, a non-employee director, has been compensated as follows: (i) $1,000 for attending each regular and special meeting held by the Board of Directors; (ii) an annual retainer of $30,000, which may be converted, partially or totally, into stock options valued using a Black-Scholes valuation; (iii) an option grant of 20,000 shares of Common Stock (which he received in August 1996 and which is subject to vesting requirements); and (iv) $1,000 for attending each meeting of the Audit Committee and each meeting of the Compensation Committee. See "Proposal No. 3--EXCEL Communications, Inc. Director Stock Option Agreement with Ronald A. McDougall."

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information as of March 15, 1997 regarding the beneficial ownership of Common Stock by (i) each person or group known by the Company to own more than five (5%) percent of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company,
(iii) the Company's Named Executive Officers (as defined under "Executive Compensation-Summary Compensation Table"), and (iv) all directors and executive officers as a group.

                                                 AMOUNT AND
                                             NATURE OF EXISTING
                                            BENEFICIAL OWNERSHIP    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER         OF COMMON STOCK(1)  OF CLASS(1)(2)
------------------------------------        -------------------- --------------
Kenny A. Troutt(3).........................      64,180,800          59.0%
Troutt Family Trust(3).....................      64,180,000          59.0%
 10595 Strait Lane
 Dallas, Texas 75229
Troutt Partners, Ltd.(3)(4)................      53,000,000          48.7%
 10595 Strait Lane
 Dallas, Texas 75229
Stephen J. Troutt(4).......................      20,275,492          18.6%
Kenny Allan Troutt Children's Trust II(4)..      20,000,000          18.4%
 10595 Strait Lane
 Dallas, Texas 75229
Stephen R. and Sarah H. Smith(5)(6)........       9,966,000           9.2%
Austex Enterprises, Ltd.(6)................       8,966,000           8.2%
 16004 Chateau Avenue
 Austin, Texas 78734
William A. Casner..........................       9,280,000           8.5%
 13181 Lakeview
 Southlake, Texas 76092
John J. McLaine(7).........................         215,594            *
Ronald A. McDougall(8).....................           8,667            *
 c/o Brinker International, Inc.
 6820 LBJ Freeway
 Dallas, Texas 75240
Paul D. Fletcher(9)........................           2,629            *
Craig E. Holmes(10)........................          77,828            *
J. Christopher Dance(11)...................         110,812            *
All directors and executive officers as a
 group (7 persons).........................      74,562,330          68.5%

--------
*less than 1%
1. Based upon 108,800,000 shares of Common Stock issued and outstanding.
2. The term "beneficial owner," which is used as defined in Rule 13d-3 of the Exchange Act, means generally any person who, directly or indirectly, has or shares voting power or investment power with respect to a security. All information with respect to the beneficial ownership of any stockholder has been furnished by such stockholder and the Company believes that, except as otherwise indicated, each stockholder has sole voting and investment power with respect to shares listed as beneficially owned by such stockholder. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o EXCEL Communications, Inc., 8750 North Central Expressway, Suite 2000, Dallas, Texas 75231.
3. Kenny A. Troutt does not own of record any shares of Common Stock. The shares of Common Stock beneficially owned by Kenny A. Troutt represent 800 shares held by Mr. Troutt's children, and the 64,180,000 shares held beneficially by the Troutt Family Trust. The Troutt Family Trust (the "Troutt Family Trust") is a trust formed under the laws of the State of Texas, of which Kenny A. Troutt is the sole trustee. The shares held by the Troutt Family Trust represents 11,180,000 shares that are held of record directly by the Troutt Family Trust and 53,000,000 shares that are held of record directly by Troutt Partners, Ltd., a Texas limited partnership (the "Troutt Family Partnership"), of which the Troutt Family Trust is the managing general partner. Kenny A. Troutt and the Troutt Family Trust share voting and investment power with respect to the 11,180,000 shares held of record by the Troutt Family Trust; and Kenny A. Troutt, the Troutt Family Trust, and the Troutt Family Partnership share investment power with respect to all of the 53,000,000 shares held of record by the Troutt Family Partnership. A provision in the partnership agreement of the Troutt Family Partnership permits, for tax purposes, each partner (including each limited partner) to direct the voting of shares held by the Troutt Family Partnership that were contributed to the Troutt Family Partnership by such partners. As a result, Kenny A. Troutt and the Troutt Family Trust share voting power with the Troutt Family Partnership only with respect to the 32,836,326 shares of Common Stock contributed by the Troutt Family Trust to the Troutt Family Partnership in exchange for general and limited partnership interests in the Troutt Family partnership. In addition, Kenny A. Troutt may be deemed to share voting power with Steven J. Troutt, his brother, with respect to certain shares over which Steven J. Troutt exercises voting control in his capacity as sole trustee of several trusts established for the benefit of Kenny A. Troutt's children, as described in footnote (4) below.
4. Steven J. Troutt does not own of record any shares of Common Stock. The shares of Common Stock beneficially owned by Steven J. Troutt represent 12,818 shares held by the ESOP and allocated to Mr. Troutt's account, 81,837 shares that were contributed to the Troutt Family Partnership in exchange for a general partnership interest by the Kenny Allan Troutt Children's Trust (the "KAT Trust"), 81,837 shares that were contributed to the Troutt Family partnership in exchange for a limited partnership with interest with voting rights by the Lisa Elaine Troutt Children's Trust (the "LET Trust"), 20,000,000 shares that were contributed to the Troutt Family Partnership in exchange for a limited partnership interest with voting rights by the Kenny Allan Troutt Children's Trust (the "KAT Trust II"), and 99,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 15, 1997. The KAT Trust II does not own of record any shares of Common Stock. Steven J. Troutt is the sole trustee of the KAT Trust, the LET Trust, and the KAT Trust II. Steven J. Troutt has shared voting power with respect to the 12,818 shares allocated to his ESOP account. Steven J. Troutt, the KAT Trust II, and the Troutt Family Partnership share voting power with respect to the 20,000,000 shares contributed by the KAT Trust II to the Troutt Family Partnership. Steven J. Troutt and the Troutt Family Partnership share voting power with respect to the 81,837 shares contributed by the KAT Trust and the 81,837 shares contributed by the LET Trust to the Troutt Family Partnership. Neither Steven J. Troutt nor the KAT Trust II has investment power with respect to the shares beneficially held by them, except that Steven J. Troutt will have voting and investment power with respect to the 99,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 15, 1997.
5. Represents 500,000 shares of Common Stock held by Stephen R. Smith, 500,000 shares of Common Stock held by Sarah H. Smith, and 8,966,000 shares of Common Stock held by Austex Enterprises, Ltd. Stephen R. Smith and Sarah H. Smith are married; as a consequence, each may be deemed to be the beneficial owner of all the shares.
6. Austex Enterprises, Ltd., which is the record owner of 8,966,000 shares of Common Stock, is a Texas limited partnership of which Stara Corporation, a Texas corporation, is the general partner. Stephen R. Smith is the President of Stara Corporation and he and Sarah H. Smith are each directors of Stara Corporation and each owns 50% of the outstanding common stock of Stara Corporation; as a result, each of them has shared voting, investment, and dispositive power with respect to the 8,966,000 shares held by Austex Enterprises, Ltd. The limited partner interests in Austex Enterprises, Ltd. are either held individually by Stephen R. Smith or Sarah H. Smith or by trusts of which he or she, as the case may be, is the trustee. Stephen R. Smith and Sarah H. Smith are married; as a consequence, each may be deemed to be the beneficial owner of all the shares held by Austex Enterprises, Ltd.
7. Represents 17,594 shares held by the ESOP and allocated to Mr. McLaine's account and 198,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 15, 1997.
8. Includes 6,667 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 15, 1997.
9. Represents 2,629 shares held by the ESOP and allocated to Mr. Fletcher's account.
10. Represents 8,528 shares held by the ESOP and allocated to Mr. Holmes' account and 69,300 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 15, 1997.
11. Represents 11,812 shares held by the ESOP and allocated to Mr. Dance's account and 99,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 15, 1997.

                                  MANAGEMENT

  The following table sets forth certain information regarding the Company's executive officers. Officers are elected annually by the Board of Directors and serve at its discretion.

NAME                               AGE POSITION
----                               --- --------
Kenny A. Troutt...................  49 Chief Executive Officer, President,
                                       Chairman of the Board, and Director
                                       of the Company
Stephen R. Smith..................  52 Executive Vice President of Marketing
                                       and Director of the Company
John J. McLaine...................  47 Executive Vice President, Chief Financial
                                       Officer, Secretary, and Director of the
                                       Company
J. Christopher Dance..............  32 Vice President--Legal Affairs and
                                       Assistant Secretary
Paul D. Fletcher..................  38 Vice President and Treasurer
Craig E. Holmes...................  39 Vice President and
                                       Chief Accounting Officer

--------
See "Proposal No. 1--Election of Directors" for biographical information regarding Messrs. Troutt, Smith, and McLaine.

  J. CHRISTOPHER DANCE, 32, Vice President-Legal Affairs and Assistant Secretary, has served as general counsel since May 1995. In January 1996, Mr. Dance was formally elected as Vice President-Legal Affairs and Assistant Secretary of the Company. Prior to assuming his present position, Mr. Dance served as an attorney with Munsch Hardt Kopf Harr & Dinan, P.C. From 1990 until 1994, Mr. Dance served as an attorney with Akin, Gump, Strauss, Hauer & Feld, L.L.P. Mr. Dance holds a BBA in Accounting & Finance from Texas A & M University and a JD from the University of Texas School of Law.

  PAUL D. FLETCHER, 38, Vice President and Treasurer, has served as Vice President and Treasurer of the Company since May 1996. From February 1987 until May 1996, Mr. Fletcher served as Senior Vice President for Lomas Financial Corporation, a diversified financial services company. Lomas Financial Corporation in October 1995 filed voluntary petitions pursuant to Chapter 11 of the United States Bankruptcy Code. At such time, Mr. Fletcher served as Senior Vice President--Finance for Lomas Financial Corporation. Mr. Fletcher's duties included corporate finance, bank relations, and cash management. Mr. Fletcher holds a BA from Albion College and an MBA from Northwestern University.

  CRAIG E. HOLMES, 39, Vice President and Chief Accounting Officer, has served as Chief Accounting Officer since September 1995. In January 1996, Mr. Holmes was formally elected Vice President and Chief Accounting Officer of the Company. From 1982 until September 1995, Mr. Holmes was with Arthur Andersen LLP, and he was elected as a Partner in the Audit and Business Advisory Services unit at Arthur Andersen LLP in 1995. Mr. Holmes' practice focused in the areas of financial audits, corporate finance, and business process consulting services. Mr. Holmes holds BBA and MS degrees from Texas Tech University and is a Certified Public Accountant.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation of the Chief Executive Officer and the four (4) other most highly compensated named executive officers (the "Named Executive Officers") of the Company, and one additional non-executive officer employee, all of whose total compensation exceeded $100,000 during the year ended December 31, 1996.

                             ANNUAL COMPENSATION          LONG TERM
                             ----------------------  COMPENSATION AWARDS
NAME AND PRINCIPAL            SALARY                SECURITIES UNDERLYING  ALL OTHER
POSITION                YEAR    ($)       BONUS ($)    OPTION/SARS (#)    COMPENSATION
------------------      ---- ---------    --------- --------------------- ------------
Kenny A. Troutt........ 1996 1,500,000    1,500,000             --               672(1)
 Chief Executive Offi-
  cer,                  1995 1,365,278    2,000,000             --               168(1)
 President and Chairman
 of the Board
Stephen R. Smith....... 1996        --           --             --         8,828,246(2)
 Executive Vice Presi-
  dent                  1995        --           --             --         3,938,000(2)
 of Marketing
John J. McLaine........ 1996   320,177      340,000             --           106,088(3)(1)
 Executive Vice Presi-
  dent,                 1995   225,000       76,950        990,000(4)         66,351(5)(1)
 Chief Financial Offi-
  cer,
 and Secretary
J. Christopher Dance... 1996   145,192      105,000             --           103,760(3)(1)
 Vice President--Legal  1995    81,731       27,952        495,000(4)         36,407(5)(1)
 Affairs and Assistant
  Secretary
Craig E. Holmes........ 1996   152,077       47,700             --           102,542(3)(1)
 Vice President and     1995    35,192(6)        --        346,500(4)         19,423(5)(1)
 Chief Accounting Offi-
  cer
M. Kathy Delahoussaye.. 1996   130,000       39,000             --           104,598(3)(1)
 Vice President--       1995   122,500(7)    40,793        495,000(4)         48,775(5)(1)
 Teleservices

--------
(1) Represents, in part, life insurance premiums paid for benefit of such officer. The amounts of such life insurance premiums for the following officers in the following years are as follows: (i) Mr. Troutt: in 1995, $168 and in 1996, $672; (ii) Mr. McLaine: in 1995, $89 and in 1996, $358;
    (iii) Mr. Dance: in 1995, $37 and in 1996, $148; (iv) Mr. Holmes: in 1995,
    $33 and in 1996, $134; and (v) Ms. Delahoussaye: in 1995, $25 and in 1996, $109.
(2) Represents amounts earned through commissions pursuant to a written agreement between the Company and Mr. Smith that was entered into on May 1, 1989. Although Mr. Smith was elected as Executive Vice President of Marketing of the Company in July 1995, Mr. Smith served the Company principally as an independent consultant in 1995. Mr. Smith was elected as Executive Vice President of Marketing of the Company in January 1996 and became an employee of the Company in February 1996.
(3) Represents shares of Common Stock, valued at $21.125 per share as of December 31, 1996, allocated in 1996 to the participant's account and a cash dividend plus interest allocated in 1996 to the participant's account under the ESOP. Each officer's amount of the cash dividend plus interest and shares allocated in 1996 is as follows: (i) Mr. McLaine: $4,804 and 4,778 shares; (ii) Mr. Dance: $2,686 and 4,778 shares; (iii) Mr. Holmes:
    $1,482 and 4,778 shares; and (iv) Ms. Delahoussaye: $3,563 and 4,778 shares.
(4) Represents stock options granted pursuant to the 1995 Stock Option Plan, which have an exercise price of $4.55 and are subject to vesting requirements.

(5) Represents, in part, shares of Common Stock, valued at $5.17 per share, allocated in 1995 to the participant's account under the ESOP. Each officer's amount of shares allocated in 1995 is as follows: (i) Mr.
    McLaine: 12,817 shares, (ii) Mr. Dance: 7,035 shares, (iii) Mr. Holmes:
    3,751 shares, and (iv) Ms. Delahoussaye: 9,429 shares.
(6) Represents annual compensation earned from the time employment commenced in September 1995 through December 31, 1995.
(7) Represents annual compensation earned from the time employment commenced in January 1995 through December 31, 1995.

                      FISCAL YEAR-END OPTION VALUE TABLE

                         NO. OF SECURITIES UNDERLYING UNEXERCISED VALUE OF UNEXERCISED IN-THE-MONEY
OPTIONEE                      OPTIONS AT FISCAL YEAR END (1)      OPTIONS AT FISCAL YEAR END (1)(2)
--------                 ---------------------------------------- ---------------------------------
John J. McLaine.........                 990,000                             $16,409,250
J. Christopher Dance....                 495,000                             $ 8,204,625
M. Kathy Delahoussaye...                 495,000                             $ 8,204,625
Craig E. Holmes.........                 346,500                             $ 5,743,238

--------
(1) Represents stock options granted pursuant to 1995 Stock Option Plan, which have an exercise price of $4.55 and are subject to vesting 20% on May 1, 1997 with the remaining options vesting at varying rates over a five year period thereafter. All of the options were unexcercisable on December 31, 1996.
(2) Calculated on the basis of the closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 1996 of $21.125 per share.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires directors, executive officers, and 10% or greater stockholders of the Company ("Reporting Persons") to file with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange, and the Company initial reports of ownership and reports of changes in ownership of equity securities of the Company. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that certain reports were not required, during the year ended December 31, 1996, all Section 16(a) filing requirements applicable to Reporting Persons were complied with. Through an inadvertent omission, during 1996, Mr. McDougall, an outside director of the Company, failed to report his ownership of 2,000 shares of Common Stock acquired by Mr. McDougall prior to becoming a Director of the Company. An amended report has been filed by Mr. McDougall to reflect such ownership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

REORGANIZATION

  The Company was reorganized in January 1996 and pursuant to such reorganization, among other things, EXCEL Telecommunications, Inc. (which, prior to such reorganization, conducted all of the business and operations of the Company) formed, and subsequently became an indirect wholly owned subsidiary of EXCEL Communications, Inc. and, in connection therewith, the former shareholders of EXCEL Telecommunications, Inc. became stockholders of EXCEL Communications, Inc., receiving 1,000 shares of Common Stock for each share of common stock held by them in EXCEL Telecommunications, Inc. Currently, EXCEL Communications, Inc. conducts all of its business and operations through its subsidiaries and, unless the context indicates otherwise, all references to the Company refer to EXCEL Communications, Inc. and include its direct and indirect subsidiaries and predecessors, including its post-reorganization second-tier subsidiary, EXCEL Telecommunications, Inc. Also, see "Compensation Committee Interlocks and Insider Participation."

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

  Effective January 1, 1996, the Company entered into an employment agreement with Kenny A. Troutt, the Company's Chief Executive Officer, President, Chairman of the Board, and a director, providing for a base salary of $1,500,000 per year, subject to such increases as the Board of Directors may approve. In addition, Mr. Troutt is eligible for such bonuses as the Board of Directors may determine. The employment agreement is scheduled to terminate on December 31, 2000, although it will automatically renew for successive one-year periods unless either Mr. Troutt or the Company provides notice, at least 30 days prior to the scheduled termination date, to the other of his or its desire to terminate the agreement. Mr. Troutt may also terminate the agreement in his sole discretion upon 30 days' notice. If the agreement is voluntarily terminated by Mr. Troutt, in his sole discretion, or if the agreement is terminated because either party chooses not to renew it, Mr. Troutt will not be entitled to any severance payments under the agreement. The agreement automatically terminates upon the death of Mr. Troutt, although the Company will be obligated to pay his estate his base salary for one year after death. The Company may not terminate the agreement except for cause, as defined in the agreement. Mr. Troutt will be entitled to receive all amounts that would have been due to him through the scheduled termination of the agreement or, if such a termination occurs within one year after a change of control (as defined in the agreement), the greater of such amounts and two times the base salary for the year during which such termination occurs ("Severance Payment"). Furthermore, if Mr. Troutt terminates his employment within one year after a change of control that is followed by either a material increase or decrease in his duties from those that were required of him prior to the change of control or the imposition of duties that are inconsistent with his executive status, he will be entitled to the Severance Payment. A change of control is deemed to have occurred if a majority of the directors of the Company have not been voted for or approved by Mr. Troutt or by other directors he has so voted for or approved. The agreement further provides that the Board of Directors may delegate their authority under the agreement to a compensation committee.

  Effective May 1, 1989, the Company, through EXCEL Telecommunications, Inc. its predecessor, entered into an agreement (which was amended in January 1, 1996, effective August 1, 1992, the date the parties verbally amended the Agreement) with Stephen R. Smith, a Director and Executive Vice President of Marketing of the Company, whereby he receives payment for all independent representatives ("IRs"), and trainers enrolling with the Company as well as payments for certain subscribers' long distance usage. See "Compensation Committee Interlocks and Insider Participation."

  All of the Named Executive Officers, other than Kenny A. Troutt and Stephen
R. Smith, hold stock options that have been granted under the 1995 Stock Option Plan. Generally, these options vest in six installments of varying percentages. The options granted under this plan begin vesting on May 1, 1997, and become fully vested five years after the first vesting date. However, in the event of (i) a merger or consolidation of the Company or transfer of voting stock of the Company as a result of which the holders of all of the voting stock of the Company prior to such event do not continue to hold either directly or indirectly at least a majority of the Company's voting stock after such event, (ii) a sale of all or substantially all of the assets of the Company, or (iii) certain changes in the majority of the Board of Directors during any 12 consecutive month period after the Company has registered securities under the Securities Act of 1933, as amended (the "Securities Act"), the options may be exercised in whole or in part without regard to the installment vesting provisions thereof.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Prior to the consummation of the Company's initial public offering on May 9, 1996, the Company did not have a Compensation Committee (or other committee of the Board of Directors performing similar functions) and accordingly, the Board of Directors determined the compensation for the executive officers and other related matters. Prior to the consummation of the Company's initial public offering, Messrs. Troutt, Smith, and McLaine participated in such deliberations of the Board of Directors concerning executive officer compensation. Effective

August 19, 1996, the Company formed a Compensation Committee, of which Ronald
A. McDougall was the initial (and current) member. The Company may appoint one or more of the outside directors to the Compensation Committee in the future. No executive officer of the Company served as a director or as member of the Compensation Committee (or equivalent) of another entity, one of whose executive officers served on the Compensation Committee (or equivalent) or as a director of the Company. On October 1, 1995, EXCEL Telecommunications, Inc., the Company's predecessor, amended and restated its 401(k) Plan to add the Employee Stock Ownership Plan ("ESOP"). In connection therewith, EXCEL Telecommunications, Inc., Kenny A. Troutt, the President, Chief Executive Officer, Chairman of the Board, and a director of the Company, and Thomas P. Wittmann, a shareholder who at that time held more than 5% of the common stock of EXCEL Telecommunications, Inc., entered into a Stock Purchase Agreement, whereby Messrs. Troutt and Wittmann sold, in the aggregate, 3,000,000 shares of the Common Stock to Bank One Texas, N.A., acting in its capacity as trustee of the EXCEL Telecommunications, Inc. Employee Ownership Plan Trust Agreement. Under the terms and conditions set forth in the Stock Purchase Agreement, Mr. Troutt received $2.00 per share for his 2,820,000 shares of Common Stock, or $5,640,000, and Mr. Wittmann received $2.00 per share for his 180,000 shares of Common Stock, or $360,000. In connection with these purchases, the ESOP borrowed $6 million from EXCEL Telecommunications, Inc. to fund the acquisition of these shares and executed a Non-Recourse Promissory Note, dated October 1, 1995, in the original principal amount of $6.0 million and bearing interest at annual rate equal to the lesser of (i) prime rate plus 0.50% or
(ii) the maximum legal rate. The principal and accrued interest was due on October 1, 2002. Under the terms of the ESOP, the Company is required to contribute an amount to the ESOP sufficient to timely amortize the principal and interest of any loan incurred by the ESOP to acquire Company securities. In connection therewith, the Company contributed $4.1 million in 1995 and $2.0 million in January 1996 to completely retire the principal and interest of the ESOP's loan from the Company.

  On December 31, 1995, Excel Telecommunications, Inc., the Company's predecessor, declared a dividend payable to its then existing shareholders in an aggregate amount of $20 million, which was paid in the second quarter of 1996. The Company, through EXCEL Telecommunications, Inc., its predecessor, has an agreement with Stephen R. Smith, a director and the Executive Vice President of Marketing of the Company, whereby he receives $5.00 for each IR who enters the Company's network marketing program prior to the date of his death and $5.00 for each person who enrolls as a trainer in EXCEL's training program prior to the date of this death. In addition, Mr. Smith receives 0.5% of the long distance charges paid by each subscriber using the Company's long distance service as a result of its network marketing program. This agreement with Mr. Smith, which is dated May 1, 1989, was amended January 8, 1996, with such amendment being effective as of August 1, 1992 (the time at which the parties verbally amended the agreement). Prior to August 2, 1992, the payments to Mr. Smith were based upon new subscribers as well as on long distance usage and were calculated using higher rates. These payments were $1.3 million, $3.9 million, and $8.8 million, respectively, for the fiscal years ended December 31, 1994, 1995 and 1996. All payments under the agreement must be made until Mr. Smith's death. Thereafter, the Company will no longer be required to make payments for new IRs or IR trainers, but will still be required to pay long distance usage commissions to Mr. Smith's heirs and assigns indefinitely on the Company's subscribers who are using the Company's long distance service at the date of Mr. Smith's death.

  The EXCEL Telecommunications, Inc. 1996 Management Incentive Plan (the "Incentive Plan") was adopted by the Board of Directors of EXCEL
Telecommunications, Inc. and by the Board of Directors of EXCEL
Communications, Inc. on February 5, 1996 and replaced the previous incentive plan, which had been adopted in July 1995.

  The Incentive Plan provides for the payment of cash compensation to eligible participants upon the achievement of individual and corporate performance targets, which performance targets are reviewed by the Compensation Committee of the Board of the Company based on the recommendations of senior management. The chief executive officer, vice presidents, departmental directors, and such other officers of the Company who are primarily responsible for the growth and profitability of the Company are eligible to be participants in the Incentive Plan. The performance measurement periods are each 12 months.

  In January 1997, the Board of Directors approved the adoption of the 1997 Director Stock Option Plan and reserved 400,000 shares of Common Stock for issuance thereunder. See "Proposal No. 2--Approval of 1997 Director Stock Option Plan."

  In August 1996, the Board of Directors approved a Director Stock Option Agreement with Ronald A. McDougall whereby Mr. McDougall, a director, was granted options to acquire 20,000 shares of Common Stock at an exercise price of $21.25. See "Proposal No. 3--Approval of 1997 Director Stock Option Agreement with Ronald A. McDougall."

  In January 1997, the Board of Directors adopted the Second Amendment to the 1995 Stock Option Plan whereby an optionee may exercise and satisfy withholding tax obligations by, in addition to paying cash or check as previously approved by the stockholders, delivering shares, withholding shares or any other form of legal consideration acceptable to the Compensation Committee. Mr. McLaine is on the Board of Directors and holds stock options granted under the 1995 Stock Option Plan.

  In December 1996 and January 1997, the Board of Directors amended the EXCEL Communications, Inc. Employee Ownership Plan (the "Plan") such that (i) an employee of the Company as of September 30, 1996 could participate in the ESOP portion of the Plan irrespective of the six months of continuous service requirement; (ii) Employee Securities (as defined in the Plan) held in a suspense account pursuant to Section 16.01 of the Plan were allocated to employees of the Company who were actively employed on the accounting date and had met certain eligibility requirements including the number of hours of service during such Plan year; (iii) the definition of Employee Securities was clarified to mean Common Stock and non-callable preferred stock, which is convertible into Common Stock; and (iv) within the ESOP Contribution Account (as defined in the Plan), Employee Securities will be forfeited only after other assets of the Company.

          REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  The following is the Report of the Compensation Committee of the Company, describing the compensation policies and rationale applicable to the Company's officers with respect to the compensation paid to the officers for the year ended December 31, 1996. The information contained in the Report of the Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

  As the Compensation Committee, it is my duty to administer the executive compensation program for the Company. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of the Company and evaluating the performance of such executive officers in meeting such goals. The elements of the executive compensation program described below are implemented and periodically reviewed and adjusted by the Compensation Committee.

  The goals of the Compensation Committee in establishing the Company's executive compensation program are as follows:

  (1) To fairly compensate the executive officers of the Company for their contributions to the Company's short-term and long-term performance. The elements of the Company's compensation program are (i) annual base salaries,
(ii) annual cash bonuses, and (iii) equity incentives.

  (2) To allow the Company to attract, motivate, and retain the best qualified executive personnel.

  (3) To provide an executive compensation program with incentives linked to the financial performance of the Company. Under such program, incentive compensation for executive officers is linked to the general financial performance of the Company as measured by such items as revenues and income from operations.

BASE SALARIES

  The annual base salary of Kenny A. Troutt as Chairman of the Board and Chief Executive Officer of the Company was predetermined pursuant to an employment agreement that was entered into between the Company and Mr. Troutt prior to the appointment of the Compensation Committee and was negotiated prior to the Company's initial public offering. See "Report of Compensation Committee-- Compensation of Chief Executive Officer" and see "Compensation Committee Interlocks and Insider Participation."

  Stephen R. Smith receives no base salary as substantially all of his compensation is paid pursuant to a commission agreement entered into in May of 1989 and which was amended in January 1996 (effective August 1, 1992, the date the parties verbally amended the agreement) with EXCEL Telecommunications, Inc., the predecessor of the Company. This agreement continues until Mr. Smith's death. The Compensation Committee has not made any review or evaluation of the amounts paid to Mr. Smith. See "Compensation Committee Interlocks and Insider Participation."

  Each of the other executive officer's base salary was set prior to the appointment of the Compensation Committee. The Compensation Committee has, however, reviewed such other base salaries in light of corporate performance, individual performance, experience, and a comparison with salary ranges and midpoints reflecting similar positions, duties, and levels of responsibility of other companies in similar industries and with comparable revenues and has found them to be reasonable.

ANNUAL BONUSES

  For the year ended December 31, 1996, bonuses were paid to executive officers other than Stephen R. Smith pursuant to the Incentive Plan, adopted by the Board of Directors in February 1996. The Incentive Plan provides for the payment of annual compensation to key exempt employees who have achieved critical annual operating and financial goals of the Company and individual objectives. During 1996, the Incentive Plan was administered by the Chief Executive Officer, Chief Financial Officer, and Vice President--Human Resources (with each receiving bonuses under the Incentive Plan). Prior to the payment of these bonuses, the Compensation Committee, reviewed and approved these bonuses in light of individual and corporate performance and found them to be reasonable, in the best interest of the Company, and at a level to those in like positions in similar companies, in similar industries, and with comparable revenues.

LONG-TERM INCENTIVE COMPENSATION

  The Committee believes that long-term incentive compensation in the form of stock options is the most direct way of making executive compensation dependent upon increases in stockholder value. The Company's stock option plan provides the means through which executive officers can build an investment in the Company's Common Stock which will align such officers' economic interests with the interests of stockholders. The value of the stock options historically has increased as a result of increases in the price of the Common Stock, and such options are highly valued by employees. The Committee believes that the grant of stock options has been a particularly important component of its success in retaining talented management employees.

  The exercise price of each option has generally been the market price of the Common Stock on the date of grant. The Committee believes that stock options give the executive officers greater incentives throughout the term of the options to strive to operate the Company in a manner that directly affects the financial interests of the stockholders both on a long-term, as well as a short-term, basis.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

  Kenny A. Troutt's compensation as Chief Executive Officers of the Company consisted principally of a base salary of $1,500,000 and a bonus of $1,500,000. Mr. Troutt's base salary was predetermined pursuant to an employment agreement that was entered into between the Company and Mr. Troutt prior to the appointment of the Compensation Committee and prior to the Company's initial public offering. Mr. Troutt's bonus was paid under the Incentive Plan and was reviewed and approved by the Compensation Committee in light of the Chief Executive Officer's performance and the Company's performance and found it to be reasonable, in the best interest of the Company, and at a level of other Chief Executive Officers in similar companies, in similar industries, and with comparable revenues.

SECTION 162(M)

  Section 162(m) of the Code provides that, in the case of a publicly held corporation, no deduction shall be allowed for "applicable employee remuneration" with respect to any "covered employee" to the extent that the amount of such remuneration for a taxable year exceeds $1,000,000. The term "covered employee" means the chief executive officer of the taxpayer corporation and any other employee of the taxpayer corporation whose total compensation for the taxable year is required to be reported to stockholders under the Exchange Act by reason of such employee being among the four highest compensated officers (other than the chief executive officer). The term "applicable employee remuneration" generally means the aggregate amount allowable as a deduction under the Code for such taxable year for remuneration for services performed by a covered employee (whether or not such services are performed during the taxable year). Certain types of remuneration are excluded from the definition of "applicable employee remuneration" and, therefore, are not subject to the deduction limit. If a corporation pays remuneration pursuant to a compensation plan or arrangement that existed during the period the corporation was not publicly held and if certain other conditions are met, the deduction limit does not apply to amounts paid during a stated relief period. This relief period generally lasts until the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which an initial public offering occurs or the earlier occurrence of several other events. The Company has considered these requirements and believes that the Company will satisfy the requirements of this exception with respect to amounts payable to Kenny A. Troutt pursuant to the Company's employment agreement with Mr. Troutt for the 1996, 1997, 1998, and 1999 fiscal years and believes that any compensation received by any executive officer or other employee of the Company pursuant to the 1995 Stock Option Plan would also qualify for such exception to the extent that the compensation is paid or an option is granted prior to the expiration of the stated relief period. In addition, if Section 162(m) would otherwise apply to the commissions paid to Stephen R. Smith, the Company's Executive Vice President of Marketing, pursuant to the agreement between him and the Company that was entered into on May 1, 1989, the Company believes that there is an exception under the Code relating to amounts paid to employees under a written binding contract that was in effect on or prior to February 17, 1993 that should apply to prevent such payments from being subject to the deduction limit.

CONCLUSION

  Overall, the Committee believes that the executive officers of the Company are being appropriately and reasonably compensated in a manner that relates to performance of the Company and in the stockholders' long-term interests.

                                       Compensation Committee


                                       /s/Ronald A. McDougall

                                       Ronald A. McDougall

                    COMPARISON OF CUMULATIVE TOTAL RETURNS

  The following graph and table compare cumulative stockholder returns (including reinvestment of dividends) for Excel Common Stock since May 9, 1996, the date of the Company's Initial Public Offering on an indexed basis as compared with the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and the S&P Telecommunications (Long Distance) Index. The Companies which comprise the S&P Telecommunications (Long Distance) Index are AT&T Corp., MCI Communications Corporation, Sprint Corporation, and WorldCom, Inc.



                                     LOGO

                    COMPARISON OF CUMULATIVE TOTAL RETURNS

                                      1996
      --------------------------------------
        EXCEL Communications         $140.83
      --------------------------------------
        S&P 500                      $115.00
      --------------------------------------
        S&P Telecom (Long Distance)  $102.65

--------
Notes:
A. Assumes $100 invested on May 9, 1996, in the Common Stock of EXCEL and in each of the other indices and that dividends are reinvested.
B. Weighted by market capitalization.

                                PROPOSAL NO. 2
                  APPROVAL OF 1997 DIRECTOR STOCK OPTION PLAN

  The Company's 1997 Director Stock Option Plan (the "1997 Director Option Plan") was adopted in January 1997 by the Board of Directors, subject to stockholder approval at the Meeting. The Board of Directors unanimously approved the adoption of the 1997 Director Option Plan. No options will be granted under the 1997 Director Option Plan until after it has been approved by the stockholders of the Company.

  The purpose of the 1997 Director Option Plan is to encourage ownership of the Company by eligible non-employee directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company. All options to be granted under the 1997 Director Option Plan will be non-qualified options ("Nonqualified Options") that will not be eligible for treatment as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue of Code of 1986, as amended (the "Code"). A total of 400,000 shares of Common Stock has been reserved for issuance under the 1997 Director Option Plan. The 1997 Director Option Plan is administered by the Company's Board of Directors. The Board of Directors has full and final authority in their discretion, subject to the 1997 Director Option Plan's provisions: (i) to determine the individuals to whom, and the time or times at which, options will be granted and the number of shares of Common Stock covered by each option and (ii) to construe and interpret the terms of the 1997 Director Option Plan and options granted thereunder. The Company expects that each new non-employee director of the Company, upon becoming a director, will receive option grants that generally will vest one-third on the day preceding the first annual meeting of stockholders of the Company held after the date of grant and one-third on each of the two following anniversaries of that date, so long as the director continues to serve as a director of the Company. The Board will also have the authority to make additional option grants to existing non-employee directors.

  The exercise price per share for each option granted under the 1997 Director Option Plan will be equal to 100% of the fair market value of the Company's Common Stock on the date of grant. Each option will expire ten years from the date of grant. Outstanding options will expire earlier if an optionee terminates service as a director before the end of the first ten-year term. If an optionee terminates service as a director for any reason including disability or death, the option will automatically expire 12 months after the date of termination (but in no event after the ten-year term). Options are not assignable and may not be transferred other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. Upon a dissolution or liquidation of the Company, each outstanding Option will terminate unless otherwise provided by the Board of Directors. In the event of a proposed sale of all or substantially all of the assets of the Company or upon certain mergers where the stockholders of the Company receive cash or securities of another issuer, the options will be assumed by the successor entity or substituted with an equivalent option.

  The 1997 Director Option Plan provides that the Board of Directors may suspend or discontinue the 1997 Director Option Plan or review or amend it in any respect whatsoever. If required by Rule 16b-3 under the Exchange Act of 1934, as amended (the "Exchange Act"), or any Code or New York Stock Exchange requirements, the Board of Directors will not amend or terminate the 1997 Director Option Plan without stockholder approval.

  As of February 28, 1997, the benefits that will be paid under the 1997 Director Option Plan were not determinable and no options had been granted under the 1997 Director Option Plan. Since it is the Company's policy to grant options under the 1997 Director Option plan to non-employee directors of the Company from time to time as determined by the Board of Directors of the Company, it was not possible, as of February 28, 1997, to indicate the number or names of directors who will receive options or the number of shares for which options will be granted under the 1997 Director Option Plan. The Company has filed with the Securities and Exchange Commission a Registration Statement on Form S-8, which became effective upon filing, covering the issuance of shares of Common Stock upon exercise of options to be granted under the 1997 Director Option Plan.

  The grant of Nonqualified Options under the 1997 Director Option Plan is generally not a taxable event for the optionee and is not a taxable event for the Company. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired upon exercise (determined as of the date of exercise) over the exercise price, and the Company will be entitled to a deduction equal to such amount. If the optionee is subject to Section 16 of the Exchange Act, special rules will apply if the option is exercised during the period of time within six months of the date it is issued. In such case, the optionee will not recognize ordinary income and the Company will not be entitled to a deduction until the expiration of the period following exercise during which the sale of shares received could subject the optionee to liability under Section 16 of the Exchange Act. Upon such expiration, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock (determined as of the expiration of such period) over the exercise price. Such an optionee may elect under Section 83(b) of the Code to recognize ordinary income on the date of exercise, in which case the Company would be entitled to a deduction at that time equal to the amount of the ordinary income recognized. The foregoing discussion of the federal income tax consequences of participation in the 1997 Director Option Plan is only a summary of the general rules applicable to the grant and exercise of stock options and does not purport to give specific details on every variable and does not cover, among other things, state, local and foreign tax treatment of participation in such plans. The information is based on present law and regulations, which are subject to being changed prospectively or retroactively.

APPROVAL BY STOCKHOLDERS

  In order to be adopted and in order to comply with the rules of the New York Stock Exchange, the 1997 Director Option Plan must be approved by the affirmative vote of a majority of the outstanding shares of Common Stock represented at the Meeting and entitled to vote. Shares may be voted for or withheld from this matter. Under Delaware law, shares entitled to cast votes on this matter at the Meeting which are withheld from this matter will be treated for all purposes relevant to this matter as being present at the Meeting and entitled to vote and thus will have the same effect as a vote of such shares against this matter. Shares entitled to cast votes on this matter at the Meeting which are the subject of a broker non-vote on this matter will be treated for quorum purposes relevant to this matter as being present at the Meeting and entitled to vote but not be so treated in determining whether a majority or other required percentage of the shares present and entitled to vote on the matter has been obtained.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1997 DIRECTOR OPTION PLAN. UNLESS INDICATED OTHERWISE BY YOUR PROXY VOTE, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE 1997 DIRECTOR OPTION PLAN.

                                PROPOSAL NO. 3
                  APPROVAL OF DIRECTOR STOCK OPTION AGREEMENT
                           WITH RONALD A. MCDOUGALL

  In August 1996, the Company and Ronald A. McDougall entered into a Director Stock Option Agreement (the "McDougall Option Agreement") pursuant to which the Company granted options to acquire 20,000 shares of Common Stock to Mr. McDougall in connection with Mr. McDougall's agreeing to serve as a director of the Company. Mr. McDougall has served as a director of the Company since August 1996 and is a nominee for election as a director at the Meeting. The Board of Directors unanimously approved the McDougall Option Agreement.

  The exercise price per share for the options granted to Mr. McDougall is $21.25, which was the closing price per share of the Company's Common Stock on the New York Stock Exchange on the date of grant. Accordingly, the exercise price per share was equal to 100% of the fair market value of the Company's Common Stock on the date of grant. As of February 28, 1997, the securities underlying the options granted to Mr. McDougall were not in-the-money, based on the closing price of $18.50 per share of the Company's Common Stock on the New York Stock Exchange on such date. No additional options will be granted to Mr. McDougall under the McDougall Option Agreement; accordingly, Mr. McDougall received 100% of the options granted under the McDougall Option Agreement. The Board of Directors has the authority, in its sole discretion, to grant additional options to Mr. McDougall from time to time under the Company's 1997 Director Option Plan.

  The options granted to Mr. McDougall are Nonqualified Options that are not eligible for treatment as Incentive Stock Options under Section 422 of the Code. The options granted to Mr. McDougall will vest one-third on the day preceding the first annual meeting of stockholders of the Company held after the date of grant, which will be the Meeting, and one-third on each of the two following anniversaries of that date, so long as Mr. McDougall continues to serve as a director of the Company. Each option will expire ten years from the date of grant. In the event Mr. McDougall ceases to serve as a director of the Company, the options may be exercised within 12 months after he ceases to serve as a director, but only to the extent the options were exercisable at the time of such cessation of service. In any event, the options will not be exercisable after the expiration of 10 years from the date of grant.

  The options are not assignable and may not be transferred other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. Upon a dissolution or liquidation of the Company, the outstanding options will terminate unless otherwise provided by the Board of Directors. In the event of a proposed sale of all or substantially all of the assets of the Company or upon certain mergers where the stockholders of the Company receive cash or securities of another issuer, the options will be assumed by the successor entity or substituted with an equivalent option. The Company has filed with the Securities and Exchange Commission a Registration Statement on Form S-8, which became effective upon filing, covering the issuance of shares of Common Stock upon exercise of options granted to Mr. McDougall under the McDougall Option Agreement.

  The grant of Nonqualified Options is generally not a taxable event for the optionee and is not a taxable event for the Company. Upon exercise of a Nonqualified Option, the optionee will generally recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired upon exercise (determined as of the date of exercise) over the exercise price, and the Company will be entitled to a deduction equal to such amount. However, if an optionee, such as Mr. McDougall, is subject to Section 16 of the Exchange Act, special rules will apply if the option is exercised during the period of time within six months of the date it is issued. In such case, the optionee will not recognize ordinary income and the Company will not be entitled to a deduction until the expiration of the period following exercise during which the sale of shares received could subject the optionee to liability under Section 16 of the Exchange Act. Upon such expiration, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock (determined as of the expiration of such period) over the exercise price. Such an optionee may elect under Section 83(b) of the Code to recognize ordinary income on the date of exercise, in which case the Company would be entitled to a deduction at that time equal to the amount of the ordinary income recognized. The foregoing discussion of the federal income tax consequences is only a summary of the general rules applicable to the grant and exercise of stock options and does not purport to give specific details on every variable and does not cover, among other things, state, local and foreign tax treatment of participation in such plans. The information is based on present law and regulations, which are subject to being changed prospectively or retroactively.

APPROVAL BY STOCKHOLDERS

  In order to comply with the requirements of the New York Stock Exchange, affirmative vote of a majority of the outstanding shares of Common Stock represented at the Meeting and entitled to vote, must be obtained to approve the McDougall Option Agreement. Shares may be voted for or withheld from this matter. Under Delaware law, shares entitled to cast votes on this matter at the Meeting which are withheld from this matter will be treated for all purposes relevant to this matter as being present at the Meeting and entitled to vote and thus will have the same effect as a vote of such shares against this matter. Shares entitled to cast votes on this matter at the Meeting which are the subject of a broker non-vote on this matter will be treated for quorum purposes relevant to this matter as being present at the Meeting and entitled to vote but not be so treated in determining whether a majority or other required percentage of the shares present and entitled to vote on the matter has been obtained.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE MCDOUGALL OPTION AGREEMENT UNLESS INDICATED OTHERWISE BY YOUR PROXY VOTE, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE MCDOUGALL OPTION AGREEMENT.

  Stockholders are urged to mark, sign, and send in their proxies without delay.

                                       By Order of the Board of Directors

                                     [SIGNATURE OF JOHN J. MCLAINE APPEARS HERE]

                                       John J. McLaine
                                       Secretary

Dallas, Texas
March 28, 1997

                          EXCEL COMMUNICATIONS, INC.

                        1997 DIRECTOR STOCK OPTION PLAN


     1.   Purpose.  The purpose of this 1997 Director Stock Option Plan (the
          -------
"Plan") of EXCEL Communications, Inc., a Delaware corporation (the "Company"), is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

     2.   Eligibility.  Options (each, an "Option") to purchase shares
          -----------
("Shares") of the Company's common stock, par value $.001 per share ("Common Stock"), may be granted only to Outside Directors. An "Outside Director" is a member of the Board of Directors of the Company ("Board of Directors") that is not an employee (each, an "Optionee"). "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company. A "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code"), and a "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.   Administration
          --------------

          (a)  Board of Directors.  The Board of Directors of the Company shall
               ------------------
supervise and administer the Plan in compliance with the rules under Rule 16b-3 or any successor thereto ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All questions of interpretation of the Plan or of any Options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan. In the event it becomes necessary after the date on which the Plan is adopted to have the Plan administered by a committee of the Board of Directors, then a committee designated by the Board of Directors will administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the administration of employee benefit plans for Outside Directors, and all references in the Plan to the Board of Directors shall be deemed to be a reference to such committee.

          (b)  Powers of the Board of Directors.  Subject to the provisions of
               --------------------------------
the Plan and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Board of Directors shall have the authority in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 5(b) of the Plan;

               (ii) to determine the recipients of Options and the number of shares to be covered by each Option granted hereunder, including the number of shares to be covered by Options to be granted to an Optionee who, pursuant to a separate contractual arrangement with the Company, elects to convert the annual retainer to be paid to such Optionee into Options valued using a Black/Scholes pricing model agreed upon by the Company and such Optionee;

               (iii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised, any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Board of Directors, in its sole discretion, shall determine; and

               (iv) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan, and to amend, suspend or discontinue the Plan as provided for in Section 10 hererof.

     4.   Stock Subject to the Plan
          -------------------------

          (a)  Maximum Number of Shares.  The maximum number of shares which may
               ------------------------
be issued under the Plan shall be 400,000 shares of Common Stock, subject to adjustment as provided in Section 9 below.

          (b)  Termination of Options. If any Option shall for any reason expire
               ----------------------
or otherwise terminate without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan unless the Plan shall have terminated; provided, however, that shares of Common Stock that have been actually issued under the Plan shall not be returned to the Plan and shall not become available for future issuance under the Plan. Shares that are withheld as payment of the Exercise Price of any Options (as set forth in Section 5(f)) shall be deemed issued for purposes of this Section.

          (c)  Stock Subject to the Plan.  The stock subject to the Plan may be
               -------------------------
unissued shares or reacquired shares, bought on the market or otherwise.

     5.   Terms, Conditions and Form of Options
          -------------------------------------

          (a)  Option Agreement
               ----------------

               Each option agreement governing an Option ("Option Agreement") shall be in the form attached hereto as Exhibit A. In the event any provisions of the Option Agreement and the Plan conflict, the provisions of the Plan shall control. The provisions of separate Options need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions set forth in this Section 5.

          (b)  Option Exercise Price.  The exercise price per share for each
               ---------------------
Option granted under the Plan shall be equal to one hundred percent (100%) of the fair market value of each such share ("Fair Market Value") on the date of grant. The Fair Market Value shall be equal to (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange (the "NYSE"), the closing sales price for such stock on the date of determination (or, if no such price is reported on such date, such price as reported on the nearest preceding day) as quoted on such exchange or system (or the exchange with the greatest volume of trading in the Common Stock), as reported in The Wall Street Journal or such
                                             -----------------------
other source as the Board of Directors deems reliable, or (ii) if the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean of the closing bid and asked prices for the Common Stock on the date of determination (or if such prices are not reported on such date, such prices as reported on the nearest preceding date), as reported in The Wall Street Journal or such other source as the Board of Directors deems
   -----------------------
reliable; or (iii) if the fair market value is not determined pursuant to (i) or
(ii) above, the fair market value as determined in good faith by the Board of Directors.

          (c)  Options Non-Transferable.  No Option shall be transferable by the
               ------------------------
Optionee otherwise than by will, or by the laws of descent and distribution, or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Security Act of 1974, as amended ("ERISA"), or the rules thereunder ("QDRO"), and shall be exercised during the lifetime of the Optionee only by such person or any transferee pursuant to a QDRO. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during such person's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (d)  Exercise Period.  Subject to Section 7, each Option shall become
               ---------------
vested and exercisable as follows: The Options will vest one-third on the day preceding the first Annual Meeting of Stockholders of the Company held after the date of grant and one-third on each of the two following anniversaries of that date so long as Optionee continues to serve as a director of the Company. In the event an Optionee ceases to serve as a director of the Company, each such Option may be exercised by the Optionee (or, in the event of such person's death, by such person's administrator, executor or heirs), at any time within 12 months after the Optionee ceases to serve as a director, but only to the extent such Option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of 10 years from the date of grant.

          (e)  Exercise Procedure.  Subject to Section 12, an Option shall be
               ------------------
deemed to be exercised when written notice ("Exercise Notice") of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the shares of Common Stock with respect to which the Option is exercised has been received by the Company. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the shares, pay by cash or check to the Company all amounts necessary to satisfy applicable federal, state and local tax withholding requirements. No Option may at any time be exercised with respect to a fractional share.

          (f)  Payment of Exercise Price.  The purchase price of stock acquired
               -------------------------
pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either (i) in cash or check, or (ii) at the discretion of the Board of Directors in one or a combination of the following ways, (A) by delivery to the Company of other shares of Common Stock of the Company to be valued at their Fair Market Value on the exercise date (provided that any shares acquired directly or indirectly from the Company shall have been owned by the Optionee for more than six months on the date of surrender), or (B) withholding of shares that would otherwise be issued upon the exercise of the Option to be valued at their Fair Market Value on the exercise date. If the Fair Market Value of the number of whole shares transferred or the number of whole shares subject to an Option surrendered is less than the total exercise price of the Option, the shortfall must be made up in cash or by check.

     6.   Nonstatutory Options.  All Options granted under the Plan shall be
          --------------------
nonstatutory Options not entitled to special tax treatment under Section 422 of the Code.

     7.   Effective Date and Term
          -----------------------

          The Plan was adopted by the Board of Directors of the Company as of 5:00 p.m. on January 15, 1997 and became effective upon its adoption. The Plan shall continue in effect until it is terminated by action of the Board, but such termination shall not affect the terms of any outstanding Options.

     8.   Limitation of Rights
          --------------------

          (a)  No Right to Continue as Director.  Neither the Plan, nor the
               --------------------------------
granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

          (b)  No Shareholders' Rights for Optionees.  Neither an Optionee nor
               -------------------------------------
any person to whom an Option is transferred pursuant to the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Option including, but not limited to, rights to vote or to receive dividends, unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such shares have been issued and such person has become a record holder of such shares.

     9.   Adjustments Upon Changes in Capitalization or Merger
          ----------------------------------------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the aggregate number of shares of Common Stock subject to Options, the number of shares of Common Stock subject to Options to be granted on each event described in Section 5, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Asset Sale.  In the event of a proposed sale of all or
               --------------------
substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another entity in which the shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor entity or a parent or subsidiary of such successor entity. For the purposes of this Section, the Option shall be considered assumed if, following the merger, consolidation or sale of assets, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the merger, consolidation or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger, consolidation or sale of assets by holders of Common Stock for each share held on the effective date of the consummation of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of common stock).

     10.  Amendment of the Plan
          ---------------------

          The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever.

     11.  Notice
          ------

          Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received. Any written notice to Optionees required by any provisions of the Plan shall be addressed to the Optionee at the address on file with the Company and shall become effective 3 days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight courier.

     12.  Regulatory Approval, Compliance and Other Matters.
          -------------------------------------------------

          (a) Options shall not be exercised, and shares shall not be issued upon such exercise, unless the exercise of such Option and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended ("the Securities Act"), the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange upon which such shares may then be listed or approved for listing upon notice of issuance, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

          (b)  Other Conditions.  The Company may require any Optionee, or any
               ----------------
person to whom an Option is transferred pursuant to the Plan, as a condition to exercising any such Option, (i) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matter, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock; and
(iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act and all applicable state securities laws, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock and may enter stop transfer orders against the transfer of the shares of Common Stock issuable upon the exercised Options. The Company has no obligation to undertake registration of Options or the shares of Common Stock issuable upon the exercise of Options.

          (c)  Rule 16b-3.  With respect to persons subject to Section 16 of the
               ----------
Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Option Agreement. To the extent any provision of the Plan or action by the Board of Directors fails to so comply, it shall not apply to such persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors.

     13.  Governing Law.  The Plan and all rights and obligations thereunder
          -------------
shall be construed in accordance with and governed by the laws of the state of Delaware without regard to its conflict of laws rules.

                                   EXHIBIT A
                                   ---------

                           EXCEL COMMUNICATIONS, INC.
                        DIRECTOR STOCK OPTION AGREEMENT

     THIS DIRECTOR STOCK OPTION AGREEMENT ("Agreement" or "Option Agreement") is entered into between EXCEL COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and the person named on the signature page hereof ("Optionee") with the date of grant of the option as set forth on such signature page.

     To carry out the purposes of the EXCEL COMMUNICATIONS, INC. 1997 DIRECTOR STOCK OPTION PLAN (the "Plan"), by affording Optionee the opportunity to purchase shares of common stock of the Company ("Common Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Optionee hereby agree as follows:

     1.   Grant of Option.  The Company hereby irrevocably grants to Optionee
          ---------------
the right and option ("Option") to purchase all or any part of the number of shares of Common Stock as set forth on the signature page hereto, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. The Optionee may review a copy of the Plan at the office of the Secretary of the Company at 8750 North Central Expressway, Suite 2000, Dallas, Texas 75231. This Option shall not be treated as an incentive stock option within the meaning of
Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     2.   Vesting Schedule.  Except only as specifically provided elsewhere
          ----------------
herein, the Option shall be exercisable in the following cumulative installments:

          Up to one-third, or ______, of the total shares ("Optioned Shares") at any time after the Initial Vesting Date. For purposes of this Option Agreement, the "Initial Vesting Date" shall mean the day immediately preceding the day on which the Company's ______ [INSERT DATE] annual meeting of stockholders is held;

          Up to an additional one-third, or _____, of the total Optioned Shares at any time after the first anniversary of the Initial Vesting Date; and

          Up to an additional one-third, or _____, of the total Optioned Shares at any time after the second anniversary of the Initial Vesting Date.

          If an installment covers a fractional share, such installment will be rounded off to the next highest share, except the final installment, which will be for the balance of the total Optioned Shares.

     3.   Purchase Price.  The purchase price of Common Stock purchased pursuant
          --------------
to the exercise of this Option is set forth on the signature page hereto, which has been determined to be not less than the Fair Market Value of the Common Stock at the date of grant of this Option.

     4.   Exercise of Option.  This Option is exercisable by delivery of an
          ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.

     5.   Method of Payment.  The purchase price of Exercised Shares acquired
          -----------------
pursuant to an Option shall be paid as set forth in the Plan.

     6.   Nontransferable and Termination.  This Option is not transferable by
          -------------------------------
Optionee otherwise than by will or the laws of descent and distribution, and may be exercised only by Optionee during Optionee's lifetime, except as provided in the Plan.

     7.   Term.  This Option shall not be exercisable in any event after the
          ----
expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise for the consideration set forth in the Plan. No fraction of a share of Common Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof.

     8.   Withholding of Tax.  To the extent that the exercise of this Option or
          ------------------
the disposition of shares of Common Stock acquired by exercise of this Option obligates the Company to withhold federal, state or local tax the Optionee shall pay such amounts to the Company upon request by delivery of cash or check or in such other manner as is permitted by the Plan.

     9.   Compliance with Securities Laws.  Optionee agrees that the shares of
          -------------------------------
Common Stock which Optionee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. Optionee also agrees (i) that the certificates representing the shares of Common Stock purchased under this Option may bear such legend or legends as the Board of Directors of the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Common Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Common Stock purchased under this Option.

     10.  Tax Consequences.  The grant and/or exercise of the Option will have
          ----------------
federal and state income tax consequences. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES, PARTICULARLY WITH RESPECT TO HIS OR HER STATE'S TAX LAWS.

     11.  Binding Effect.  This Agreement shall be binding upon and inure to the
          --------------
benefit of any successors to the Company and all persons lawfully claiming under Optionee.

     12.  Entire Agreement and Governing Law.  The Plan is incorporated herein
          ----------------------------------
by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. In the event of any conflicts between this Agreement and the Plan, the Plan shall control. This Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

     13.  Miscellaneous.  Optionee warrants and represents that he or she has
          -------------
reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understand all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Optionee has executed this Agreement, all as of the day and year first above written.

                              EXCEL COMMUNICATIONS, INC.



                              By:_______________________________________________
                              Name:_____________________________________________

                              Title:____________________________________________

                              __________________________________________________
                              ___________________, Optionee

                              Address:

                              __________________________________________________
                              __________________________________________________


                              Date of Grant:                    ________________

                              Exercise Price Per Share:         $_______________

                              Total Number of Optioned Shares:  ________________

                              Total Exercise Price:             $_______________

                              Type of Option:                   Nonstatutory
                                                                Stock Option

                              Expiration Date:                  ________________

                           EXCEL COMMUNICATIONS, INC.

                        1997 DIRECTOR STOCK OPTION PLAN

                                EXERCISE NOTICE

EXCEL Communications, Inc.
8750 North Central Expressway, Suite 2000
Dallas, TX  75231

Attention:  Secretary

     1.   Exercise of Option.  Effective as of today, _____________, 199__, the
          ------------------
undersigned ("Purchaser") hereby elects to purchase __________ shares (the "Shares") of the Common Stock of EXCEL Communications, Inc. (the "Company") under and pursuant to the 1997 Director Stock Option Plan (the "Plan") and the Director Stock Option Agreement dated _________, 199__ (the "Option Agreement"). The per share exercise price for the Shares shall be $__________, as specified in the Option Agreement.

     2.   Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares or ________________________________.

     3.   Representations of Purchaser.  Purchaser acknowledges that Purchaser
          ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Stockholder.  Until the issuance (as evidenced by the
          ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.

     5.   Tax Consultation.  Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser had consulted with any tax consultants Purchaser deems advisable in connection with the purchaser or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Entire Agreement; Governing Law.  The Plan and Option Agreement are
          -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:                          Accepted by:

PURCHASER:                             EXCEL COMMUNICATIONS, INC.


____________________________           By:______________________
Signature

____________________________           Its:_____________________
Print Name

Address:                               Address:
-------                                -------

____________________________           8750 North Central Expressway, Suite 2000
____________________________           Dallas, TX  75231

                          EXCEL COMMUNICATIONS, INC.
                        DIRECTOR STOCK OPTION AGREEMENT

     THIS DIRECTOR STOCK OPTION AGREEMENT (this "Option Agreement") is entered into as of August 26, 1996, between EXCEL COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and Ronald A. McDougall ("Optionee").

     To afford Optionee, whose continued service as a director of the Company is considered essential to the Company's future progress, the opportunity to purchase shares of common stock, par value $.001 per share, of the Company (the "Common Stock") and to provide Optionee with a further incentive to remain a director of the Company, and in consideration of the mutual agreements and other matters set forth herein, the Company and Optionee hereby agree as follows:

     1.   Grant of Option.  The Company hereby irrevocably grants to Optionee
          ---------------
the right and option (the "Option") to purchase Common Stock of the Company, on the terms and conditions set forth herein, as set forth below:

          Optionee's Name and Address:           Ronald A. McDougall
                                                 Brinker International, Inc.
                                                 6820 LBJ Freeway
                                                 Dallas, Texas  75240

          Date of Grant:                         August 26, 1996

          Exercise Price Per Share:              $21.25

          Total Number of Optioned Shares:       20,000

          Total Exercise Price:                  $425,000

          Type of Option:                        Nonstatutory Stock Option

          Expiration Date:                       August 26, 2006

The Option shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). The Option will be a nonstatutory Option not entitled to special tax treatment under Section 422 of the Code.

     2.   Vesting Schedule.  Except only as specifically provided elsewhere
          ----------------
herein, the Option shall be exercisable in the following cumulative installments:

          Up to 6,667 total shares ("Optioned Shares") at any time after the Initial Vesting Date. For purposes of this Option Agreement, the "Initial Vesting Date" shall mean the day immediately preceding the day on which the Company's 1997 annual meeting of stockholders is held;

          Up to an additional 6,667 total Optioned Shares at any time after the first anniversary of the Initial Vesting Date; and

          Up to an additional 6,666 total Optioned Shares at any time after the second anniversary of the Initial Vesting Date.

          If an installment covers a fractional share, such installment will be rounded off to the next highest share, except the final installment, which will be for the balance of the total Optioned Shares.

     3.   Purchase Price.  The exercise price per share of Common Stock
          --------------
purchased pursuant to the exercise of the Option, which is set forth in Section 1, has been determined to be not less than the Fair Market Value of the Common Stock on the date of grant of the Option. The term "Fair Market Value" means
(i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange ("NYSE"), the closing sales price for such stock on the date of determination (or, if no such price is reported on such date, such price as reported on the nearest preceding day) as quoted on such exchange or system (or the exchange with the greatest volume of trading in the Common Stock), as reported in The
                                                                         ---
Wall Street Journal or such other source as the Board of Directors deems
-------------------
reliable, or (ii) if the Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean of the closing bid and asked prices for the Common Stock on the date of determination (or if such prices are not reported on such date, such prices as reported on the nearest preceding date), as reported in The Wall Street Journal or such other
                                        -----------------------
source as the Board of Directors deems reliable; or (iii) if the fair market value is not determined pursuant to (i) or (ii) above, the fair market value as determined in good faith by the Board of Directors.

     4.   Exercise of Option.  The Option is exercisable by delivery of an
          ------------------
exercise notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Optioned Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of this Option Agreement. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate exercise price as to all Exercised Shares. The Option may not at any time be exercised with respect to a fractional share, and no fraction of a share of Common Stock shall be issued by the Company upon exercise of the Option or accepted by the Company in payment of the purchase price thereof. No shares shall be issued pursuant to the exercise of the Option unless such issuance and exercise complies with all relevant provisions of Section 9(a) hereof. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares. The stock issued to Optionee upon exercise of the Option may be unissued shares or reacquired shares, bought on the market or otherwise.

     5.   Method of Payment.  The purchase price of Common Stock acquired
          -----------------
pursuant to the Option shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either (i) in cash or check, and/or (ii) at the discretion of the Board of Directors, in one or a combination of the following ways, (A) by delivery to the Company of other shares of Common Stock of the Company to be valued at their Fair Market Value on the exercise date (provided that any shares acquired directly or indirectly from the Company shall have been owned by the Optionee for more than six months on the date of surrender), or (B) withholding of shares that would otherwise be issued upon the exercise of the Option to be valued at their Fair Market Value on the exercise date. If the Fair Market Value of the number of whole shares transferred or the number of whole shares subject to the Option surrendered is less than the total exercise price of the Option, the shortfall must be made up in cash or by check. THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED TO PAY FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

     6.   Nontransferable and Termination.
          -------------------------------

          (a) The Option is not transferable by Optionee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Security Act of 1974, as amended ("ERISA"), or the rules thereunder ("QDRO"), and may be exercised during Optionee's lifetime only by Optionee or any transferee pursuant to a QDRO. Neither the Option nor an interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during such person's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (b) In the event Optionee ceases to serve as a director of the Company, the Option may be exercised by the Optionee (or, in the event of such person's death, by such person's administrator, executor or heirs), at any time within 12 months after the Optionee ceases to serve as a director, but only to the extent the Option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, the Option shall not be exercisable in any event after the expiration of 10 years from the date of grant.

     7.   Limitation of Rights.
          --------------------

          (a)  No Right to Continue as Director.  The granting of the Option
               --------------------------------
shall not constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain Optionee as a director for any period of time.

          (b)  No Shareholders' Rights for Optionee.  Neither the Optionee nor
               ------------------------------------
any person to whom the Option is transferred pursuant to Section 6(a) hereof shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to the Option including, but not limited to, rights to vote or to receive dividends, unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such shares have been issued and such person has become a record holder of such shares.

     8.   Withholding of Tax.  Optionee shall, upon notification of the amount
          ------------------
due (if any) and prior to or concurrent with delivery of the certificate representing the Optioned Shares, pay by cash or check to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

     9.   Compliance with Securities Laws.
          -------------------------------

          (a) The Option shall not be exercised, and shares shall not be issued upon such exercise, unless the exercise of the Option and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended ("the Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations thereunder and the requirements of any stock exchange upon which such shares may then be listed or approved for listing upon notice of issuance, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under this Option Agreement, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Option Agreement, shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

          (b) Optionee agrees that the shares of Common Stock which Optionee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. Optionee also agrees (i) that the certificates representing the shares of Common Stock purchased under the Option may bear such legend or legends as the Board of Directors of the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Common Stock purchased under the Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Common Stock purchased under the Option. The Company may require Optionee, or any person to whom the Option is transferred under
Section 6(a), as a condition of exercising the Option, (i) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock; and (ii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. In addition, the Company may require any person to whom the Option is transferred under Section 6(a), as a condition of exercising the Option, to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option.

     10.  Tax Consequences.  The grant and/or exercise of the Option will have
          ----------------
federal and state income tax consequences, including a requirement that the Company file certain information returns with the Internal Revenue Service. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES, PARTICULARLY WITH RESPECT TO HIS STATE'S TAX LAWS.

     11.  Administration.  The Board of Directors or a duly appointed committee
          --------------
of the Board (the "Administrators") shall supervise and administer this Option Agreement. All questions of interpretation of the Option issued hereunder shall be determined by the Administrators and such determination shall be final and binding upon the Optionee.

     12.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a)  Changes in Capitalization.  The number of shares of Common Stock
               -------------------------
covered by the Option, as well as the price per share of Common Stock covered by the Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrators, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Optioned Shares.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrators. The Administrators may, in the exercise of their sole discretion in such instances, declare that the Option shall terminate as of a date fixed by the Administrators and give the Optionee the right to exercise the Option as to all or any part of the Optioned Shares, including shares as to which the Option would not otherwise be exercisable.

          (c)  Merger or Asset Sale.  In the event of a proposed sale of all or
               --------------------
substantially all of the assets of the Company, or the merger, restructure, reorganization or consolidation of the Company with or into another entity or entities in which the shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, the Option shall be assumed or an equivalent option shall be substituted by such successor entity or an affiliate of such successor entity, unless the Administrators determine, in the exercise of their sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all Optioned Shares, including shares as to which the Option would not otherwise be vested. If the Administrators make the Option fully exercisable in lieu of assumption or substitution in the event of a merger, restructure, reorganization, consolidation or sale of assets, the Administrators shall notify the Optionee that the Option shall be fully exercisable for a period of thirty
(30) days from the date of such notice or such shorter period as the Administrators may specify in the notice, and the Option will terminate upon the expiration of such period. For the purposes of this Section, the Option shall be considered assumed if, following the merger, restructure, reorganization, consolidation or sale of assets, the Option confers the right to purchase, for each Optioned Share immediately prior to the merger, restructure, reorganization, consolidation or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share of Common Stock held on the effective date of the consummation of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the merger, restructure, reorganization, consolidation or sale of assets was not solely common equity of the successor entity or its affiliate, the Administrators may, with the consent of the successor entity and the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Optioned Share, to be solely common stock of the successor entity or its affiliate equal in fair market value to the per share consideration received by holders of Common Stock in the merger, restructure, reorganization, consolidation or sale of assets.

     13.  Binding Effect.  This OptionAgreement shall be binding upon and inure
          --------------
to the benefit of any successors to the Company and all persons lawfully claiming under Optionee.

     14.  Entire Agreement and Governing Law.  This Option Agreement constitutes
          ----------------------------------
the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

     15.  Reserves.  During the term of the Option, the Company shall keep
          --------
available at all times and shall reserve the number of shares of Common Stock required to satisfy the Option upon exercise thereof.

     16.  Notice.  Any written notice to the Company required by any of the
          ------
provisions of this Option Agreement shall be addressed to the Secretary of the Company and shall become effective when it is received. Any written notice to the Optionee required by any provisions of this Option Agreement shall be addressed to the Optionee at the address on file with the Company and shall become effective three days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight courier.

     17.  Miscellaneous.  Optionee warrants and represents that he has reviewed
          -------------
this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understand all provisions of this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrators upon any questions relating to this Option Agreement. Optionee further agrees to notify the Company upon any change in the address indicated in
Section 1 above.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Optionee has executed this Agreement, all as of the day and year first above written.

                              EXCEL COMMUNICATIONS, INC.



                              By: /s/ Kenny A. Troutt
                                 ------------------------------------
                              Name: Kenny A. Troutt
                              Title: President and Chief Executive Officer


                              /s/ Ronald A. McDougall
                              ---------------------------------------
                              Ronald A. McDougall, Optionee

                                   Exhibit A

                          EXCEL COMMUNICATIONS, INC.

                        DIRECTOR STOCK OPTION AGREEMENT

                                EXERCISE NOTICE


EXCEL Communications, Inc.
8750 North Central Expressway
20th Floor
Dallas, Texas  75231

Attention:  Secretary

     1.   Exercise of Option.  Effective as of today, _____________, 199__, the
          ------------------
undersigned ("Purchaser") hereby elects to purchase __________ shares (the "Shares") of the Common Stock of EXCEL Communications, Inc. (the "Company") under and pursuant to the Director Stock Option Agreement dated as of August 26, 1996 (the "Option Agreement"). The per share exercise price for the Shares shall be $__________, as specified in the Option Agreement.

     2.   Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares or___________________________________.

     3.   Representations of Purchaser.  Purchaser acknowledges that Purchaser
          ----------------------------
has read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

     4.   Rights as Stockholder.  Until the issuance (as evidenced by the
          ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Option Agreement.

     5.   Tax Consultation.  Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Entire Agreement; Governing Law.  The Option Agreement is incorporated
          -------------------------------
herein by reference. This exercise notice and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This exercise notice is governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:                           Accepted by:

PURCHASER:                              EXCEL COMMUNICATIONS, INC.


                                        By:__________________________
_____________________________
Ronald A. McDougall                     Its:_________________________


Address:                                Address:
-------                                 -------

Brinker International, Inc.             8750 North Central Expressway,
6820 LBJ Freeway                        20th Floor
Dallas, Texas  75240                    Dallas, Texas  75231

                                  DETACH HERE                              EXC 2

                          EXCEL COMMUNICATIONS, INC.
                         8750 North Central Expressway
                                  Suite 2000
                              Dallas, Texas 75231

P                     SOLICITED BY THE BOARD OF DIRECTORS
                  FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS
R
             The undersigned hereby appoints John J. McLaine and J. Christopher
O Dance, and each of their proxies and attorneys-in-fact, each with the power to appoint his substitute, and hereby authorizes them to represent
X and to vote, as designated on the reverse side, all shares of common stock of EXCEL Communications, Inc. (the "Company") held of record by
Y the undersigned on March 17, 1997 at the Annual Meeting of Stockholders to be held on May 15, 1997 at 10:00 a.m., local time, at the Wyndham Anatole Hotel, 2201 Stemmons Freeway, Dallas, Texas, and any adjournments thereof.

             THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS MARKED BY YOU. HOWEVER, IF THIS PROXY IS RETURNED UNMARKED WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

             PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
                                                                     SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE             SIDE


--------------------------------------------------------------------------------


                                  DETACH HERE                              EXC 3

----- Please mark
| X | votes as in                                                           ____
----- this example.                                                            |
                                                                               |

        1.  Election of Directors

        Nominees: Kenny A. Troutt, John J. McLaine,
                  Stephen R. Smith and Ronald A. McDougall

                        FOR       WITHHOLD
                        ALL       FROM ALL
                     NOMINEES     NOMINEES
                       -----        -----
                       |   |        |   |
                       -----        -----
        -----
        |   |
        ----- ----------------------------------------------
              (If you desire to withhold authority to vote for any individual nominee, write that nominee(s) name on the line above.)


                                                        FOR   AGAINST  ABSTAIN
        2.  Approve the EXCEL Communications,          -----   -----    -----
            Inc. 1997 Director Stock Option Plan.      |   |   |   |    |   |
                                                       -----   -----    -----
                                                        FOR   AGAINST  ABSTAIN
        3.  Approve the EXCEL Communications,          -----   -----    -----
            Inc. Director Stock Option                 |   |   |   |    |   |
            Agreement with Ronald A. McDougall.        -----   -----    -----
                                                        FOR   AGAINST  ABSTAIN
        4.  In their discretion, the proxies are       -----   -----    -----
            authorized to vote upon any other          |   |   |   |    |   |
            business that may properly come            -----   -----    -----
            before the meeting or any adjourn-
            ment thereof.


         MARK HERE      -----                    MARK HERE IF YOU     -----
        FOR ADDRESS     |   |                     PLAN TO ATTEND      |   |
        CHANGE AND      -----                   THE ANNUAL MEETING    -----
        NOTE AT LEFT                              ON MAY 15, 1997

        Please date and sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give their full title as such. If for a corporation, please sign in the full corporate name by a duly authorized officer.


Signature                     Date       Signature                     Date
         --------------------     -----           --------------------     -----